Statements contained in this Contract Status of Offshore Rig Fleet report regarding the Company's estimated rig availability or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability and future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) early contract terminations, (v) actual timing of contract term completion, (vi) finalization, modifications or termination of commitments made by letters of intent, (vii) new contracts or contract extensions, and (viii) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Companys website at http://www.enscous.com.

All information in this rig status release is as of August 15, 2003. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of August 15, 2003

		Water	Customers/			Estimated Availability &
Rig Name	Design	Depth	Status	Day Rate	Location	Comments

Gulf of Mexico
Jackups
ENSCO 55	F&G 780 MOD II	300	LLOG Expl.	Mid 20's	Mustang Island	Aug. 03
ENSCO 60	Levingston 111-C	300	Shipyard			Dec. 03
ENSCO 64	MLT 53	350	Dominion	Mid 30's	W. Cameron	Sep. 03
ENSCO 67	MLT 84 Class	400	LLOG Exploration	High 20's	Viosca Knoll	Sep. 03
ENSCO 68	MLT 84 Class	350	LLOG Exploration	Mid 20's	Breton Sound	Aug. 03
ENSCO 69	MLT 84 Class	400	ERT	High 20's	High Island	Aug. 03, next Stone Energy, high 30's, Jan. 04
ENSCO 74	MLT Enhanced 116-C	360	Available			Aug. 03
ENSCO 75	MLT Super 116-C	380	Anadarko	Mid 50's	Eugene Island	Sep. 03, next Shell, market rate, Dec. 03
ENSCO 81	MLT 116-C	350	BP	High 30's	Grand Isle	Oct. 03
ENSCO 82	MLT 116-C	350	Shipyard			Nov. 03
ENSCO 83	MLT 82 SD-C	250	Spinnaker	Mid 20's	Brazos	Aug. 03
ENSCO 84	MLT 82 SD-C	250	Apache	High 20's	Matagorda Island	Oct. 03
ENSCO 86	MLT 82 SD-C	250	Unocal	Low 30's	Eugene Island	Jan. 04
ENSCO 87	MLT 116-C	350	Forest Oil	Low 30's	Eugene Island	Sep. 03, next Hunt Petroleum, high 30's, Dec. 03
ENSCO 88	MLT 82 SD-C	250	Available			Aug. 03
ENSCO 89	MLT 82 SD-C	250	EPL	Mid 20's	E. Cameron	Aug. 03
ENSCO 90	MLT 82 SD-C	250	Devon Energy	High 20's	High Island	Sep. 03
ENSCO 93	MLT 82 SD-C	250	EOG	High 20's	S. Timbalier	Sep. 03
ENSCO 95	Hitachi C-250	250	ChevronTexaco	Mid 20's	S. Timbalier	Sep. 03
ENSCO 98	MLT 82 SD-C	250	Petsec	Mid 20's	W. Cameron	Aug. 03
ENSCO 99	MLT 82 SD-C	250	ADTI/NewField	Mid 20's	Ship Shoal	Aug. 03
ENSCO 105	KFELS MOD V	360	Dominion	Low 40's	W. Cameron	Sep. 03

Semisubmersible
ENSCO 7500	Semisubmersible	8000	Burlington	Mid 180's	Garden Banks	Feb. 04, assigned from Burlington to ConocoPhillips

Platform Rigs
ENSCO 23	2000 HP API		Available			Aug. 03
ENSCO 24	2000 HP API		Available			Aug. 03
ENSCO 25	3000 HP API		Chevron	Mid 10's	Viosca Knoll	Sep. 03, standby rate minimum 60 days
ENSCO 26	3000 HP API		Available			Aug. 03
ENSCO 29	3000 HP API		W & T	Mid 20's	Eugene Island	Oct. 03

North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Low 60's	Denmark	Dec. 03, market rate
ENSCO 71	Hitachi K1032N	225	Shipyard		Denmark	Sep. 03, expect rig to commence work early Sep.
ENSCO 72	Hitachi K1025N	225	ConocoPhillips	High 50's	UK	Jan. 04, plus options, market rate
ENSCO 80	MLT 116-CE	225	ExxonMobil	Low 40's	UK	Oct. 03, plus options
ENSCO 85	MLT 116-C	225	Burlington	Mid 50's	UK	Nov. 03, plus options, market rate
ENSCO 92	MLT 116-C	225	Gaz de France	Low 60's	Netherlands	Sep. 03, plus options
ENSCO 101	KFELS MOD V	400	DONG	High 60's	Denmark	Well to well

Africa
ENSCO 100	MLT-150-88	325	Shell	Low 70's	Nigeria	Nov. 03, assigned from Shell to AGIP/ENI

Asia Pacific
ENSCO 50	F&G 780 Mod II	300	ChevronTexaco	Mid 50's	Thailand	Sep. 03
ENSCO 51	F&G 780 Mod II	300	Brunei Shell	High 50's	Brunei	Jan. 05, plus options
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Low 50's	Malaysia	July 04
ENSCO 53	F&G 780 Mod II	300	Apache	Mid 60's	Australia	Sep. 03, plus options
ENSCO 54	F&G 780 Mod II	300	Cairn	Mid 60's	India	Oct. 03, options to Dec. 03
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 60's	Australia	Jan. 04, options to Dec. 04
ENSCO 57	F&G 780 Mod II	300	Shipyard		Singapore	Sep. 03, next to Talisman in Vietnam to Dec. 03, low 50's
ENSCO 94	Hitachi C-250	250	Ras Gas	Mid 50's	Qatar	Oct. 03, options to 06
ENSCO 96	Hitachi C-250	250	Ras Gas	High 40's	Qatar	Dec. 03
ENSCO 97	MLT 82-SD-C	250	Maersk	Low 50's	Qatar	Aug. 03, next to shipyard until early Oct; then expect to commence work in Qatar for 2 yrs.
ENSCO 102	KFELS MOD V	400	Sarawak Shell	High 70's	Malaysia	Jan. 04
ENSCO 104	KFELS MOD V	360	ConocoPhillips	High 90's	Australia	Sep. 04, options to Mar. 05
ENSCO I	Barge Rig		TFE	Low 40's	Indonesia	Apr. 04

South America/Caribbean
ENSCO 76	MLT Super 116-C	350	BP	Mid 80's	Trinidad	Sep. 04
ENSCO II	Barge Rig		Shell	Low 40's	Lake Maracaibo	May 04, assignment from ChevronTexaco
ENSCO III	Barge Rig		Available		Lake Maracaibo
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo